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                                                                   EXHIBIT 10.28

                               FIRST AMENDMENT TO
                         SEVERANCE PROTECTION AGREEMENT


         THIS FIRST AMENDMENT TO SEVERANCE PROTECTION AGREEMENT (the "AMENDMENT") is effective as of the 1st day of June, 2000, by and between Gadzooks Management, L.P. (the "COMPANY") and Gerald R. Szczepanski (the "EXECUTIVE").

         WHEREAS, Gadzooks, Inc. and the Executive have entered into that certain Severance Protection Agreement dated as of September 1, 1998 (the "AGREEMENT"); and

         WHEREAS, as of June 2000, Gadzooks, Inc. completed a restructuring of its organization whereby, among other things, it formed the Company and certain employees of Gadzooks, Inc., including the Executive, became employees of the Company; and

         WHEREAS, the parties now wish to amend the Agreement to reflect that the Company is subject to and bound by the terms, conditions, covenants, representations, agreements, rights and remedies set forth in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment. Effective as of June 1, 2000, Gadzooks Management, L.P. will replace Gadzooks, Inc. as the "Company" in the Agreement and will be subject to and bound by the terms, conditions, covenants, representations, agreements, rights and remedies set forth in the Agreement.

         2. Effect on Agreement. Except as specifically modified herein, the Agreement shall continue in full force and effect.


                            [Signature Page Follows]


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         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                                 GADZOOKS MANAGEMENT, L.P.

                                 By:      Gadzooks, Inc., its general partner


                                          By:      /s/ James A. Motley
                                                   -----------------------------
                                          Name:    James A. Motley
                                                   -----------------------------
                                          Title:   Chief Executive Officer
                                                   -----------------------------



                                 /s/ Gerald R. Szczepanski
                                 -----------------------------------------------
                                 Gerald R. Szczepanski



                                 Gadzooks, Inc.


                                 By:      /s/ James A. Motley
                                          --------------------------------------
                                 Name:    James A. Motley
                                          --------------------------------------
                                 Title:   Chief Financial Officer
                                          --------------------------------------